UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): August 15, 2000


                              ALLTRISTA CORPORATION
             (Exact name of registrant as specified in its charter)



            Indiana                      0-21052                 35-1828377
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
       incorporation or                                     Identification No.)
         organization)


5875 Castle Creek Parkway, North Drive, Suite 440,
Indianapolis, IN                                                46250
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (317) 577-5000


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Item 5.  Other Events.
------   ------------

         On August 15, 2000, Alltrista Corporation received a letter from Martin Franklin, Managing Partner of Marlin Partners II, L.P., dated August 15, 2000, requesting the calling of a special meeting of shareholders. In response to the Franklin letter, Alltrista Corporation informed Mr. Franklin by letter that his request would be referred to the Alltrista Corporation Board of Directors. A copy of the written response by Alltrista Corporation is attached as Exhibit 99.


Item 7.  Financial Statements and Exhibits.

         The following exhibits are filed as a part of this report:

(a) Not Applicable

(b) Not Applicable

(c) Exhibits

         99                Letter dated August 15, 2000.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ALLTRISTA CORPORATION
                                                              (Registrant)


Date: August 15, 2000                       By:    /s/ Kevin D. Bower
                                               ---------------------------------
                                                      Senior Vice President and
                                                      Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit Number                      Description of Exhibit

          99                        Letter dated August 15, 2000.